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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 10, 2007

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

          Georgia                        0-23340                62-0342590
          -------                        -------                ----------
  (State of Incorporation)       Commission File Number      (IRS employer
                                                           identification no.)



            504 Thrasher Street,
             Norcross, Georgia                            30071
             -----------------                            -----
  (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors.

(b) On October 10, 2007, James W. Johnson resigned from the Board of Directors of Rock-Tenn Company and the Nominating and Corporate Governance Committee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2007

                                      ROCK-TENN COMPANY


                                      By:   /s/Steven C. Voorhees
                                         ---------------------------------------
                                         Steven C. Voorhees
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer, Principal
                                         Accounting Officer and duly authorized
                                         officer)